                                 EXHIBIT 10.30.7
                             AMENDMENT NUMBER SEVEN
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT

         THIS AMENDMENT NUMBER SEVEN TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 29th day of October, 1996, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

         WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and

         WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Holiday Inn Hotel in Flagstaff, Arizona, the Holiday Inn Hotel in Mesa, Arizona and the Holiday Inn Hotel in Tucson, Arizona (the "Hotels") and the execution of the Lease Agreement for such Hotels.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

         2. UNITS PLEDGED. In order to secure the lien of the pledge in favor of Secured Party in the Units pledged to secure the Lease Agreement for the Hotels, Exhibit A to the Agreement is hereby amended and restated in its entirety to read in full as attached hereto as Exhibit A.

         3. FORCE AND EFFECT. Except to the extent modified by this Amendment, all of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.


         4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which shall be deemed to consititute the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

             PLEDGOR
             /s/Robert A. Alter
             -----------------------
             Robert A. Alter
             /s/Charles L. Biederman
             -----------------------
             Charles L. Biederman

             SECURED PARTY
             SUNSTONE HOTEL INVESTORS, L.P.
             a Delaware limited partnership
             By:                                  Sunstone Hotel Investors, Inc.
                                                  a Maryland corporation,
                                                  Its General Partner

                                                  By: /s/Robert A. Alter
                                                      -----------------------
                                                       Robert A. Alter
                                                  Its: President




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                                    EXHIBIT A


                       Percentage Leases & Pledge of Units

    PERCENTAGE                                 FOUR MONTHS              NUMBER OF     THIRD                            INITIALS
    LEASE                                      BASE RENT                UNITS         ANNIVERSARY                      OF PLEDGOR
                                                                        PLEDGED       DATE
    Hampton Inn -                                  $188,750               19,868      August 16, 1998
      Denver S.E., CO
    Hampton Inn -                                  $150,000               15,790      August 16, 1998
      Pueblo, CO
    Courtyard by Marriott -                        $135,000               14,211      August 16, 1998
      Fresno, CA
    Hampton Inn -                                  $158,667               16,702      August 16, 1998
      Mesa, AZ
    Holiday Inn -                                  $125,000               13,158      August 16, 1998
      Steamboat Springs,CO
    Holiday Inn -                                  $142,000               14,947      August 16, 1998
      Craig, CO
    Holiday Inn -                                   $53,333                5,614      August 16, 1998
      Provo, UT
    Hampton Inn -                                  $161,000               16,947      August 16, 1998
      Silverthorne, CO
    Best Western -                                 $220,000               23,158      August 16, 1998
      Santa Fe, NM
    Hampton Inn -                                  $132,000               13,895      August 16, 1998
      Arcadia, CA
    Hampton Inn -                                  $139,333               13,933      December 13, 1998
      Oakland, CA
    Cypress Inn -                                  $189,000               17,182      February 2, 1999
      Kent, WA
    Cypress Inn -                                  $107,917                9,811      February 2, 1999
      Poulsbo, WA
    Cypress Inn -                                  $145,667               13,242      February 2, 1999
      Clackamas, WA
    Cypress Inn -                                  $121,000               11,000      February 2, 1999
      Portland, OR
    Courtyard By Marriott -                        $142,000               14,025      April 1, 1999
      Riverside, CA
    Holiday Inn Select -                           $270,000               24,828      June 28, 1999
      Renton, WA



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
    PERCENTAGE                                       FOUR MONTHS           NUMBER OF       THIRD                      INITIALS
    LEASE                                            BASE RENT             UNITS           ANNIVERSARY                OF PLEDGOR
                                                                           PLEDGED         DATE
    Comfort Suites -                                    $240,000               24,615      August 13, 1999
      So. San Francisco, CA
    Days Inn -                                           $90,000                9,231      August 13, 1999
      Price, UT
    Residence Inn -                                     $100,000                9,524      September 20, 1999
      Highlands Ranch, CO,
    Holiday Inn -                                       $100,000                9,090      October 29, 1999
      Flagstaff, AZ
    Holiday Inn -                                       $268,666               24,424      October 29, 1999
      Mesa, AZ
    Hampton Inn -                                       $115,400               10,455      October 29, 1999
      Tucson, AZ
    COMBINED TOTALS:                                  $3,494,333              345,650









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